EX-99.B(h)(2)

WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

WELLS FARGO VARIABLE TRUST

ACCOUNTING SERVICES AGREEMENT

AMENDED AND RESTATED

EXHIBIT A

Portfolios

This Amended and Restated Exhibit A is made as of February 8, 2006 to the Amendment to the Accounting Services Agreement, dated March 1, 2005, by and between PFPC Inc., Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust.

WELLS FARGO FUNDS TRUST

Names of Portfolios	Existing Classes*
Effective 10/1/2002
Specialized Financial Services Fund	A, B, C

Effective 11/29/2002
High Yield Bond Fund	A, B, C

Effective 1/21/2003
California Limited-Term Tax-Free Fund	A, C, Administrator
California Tax-Free Fund	A, B, C, Administrator
Colorado Tax-Free Fund	A, B, Administrator
Minnesota Tax-Free Fund	A, B, Administrator
National Limited-Term Tax-Free Fund	Administrator
National Tax-Free Fund	A, B, C, Administrator
Nebraska Tax-Free Fund	Administrator

Effective 1/27/2003
Asset Allocation Fund	A, B, C, Administrator
Income Plus Fund	A, B, C
Intermediate Government Income Fund	A, B, C, Administrator

Effective 2/10/2003
California Tax-Free Money Market Fund	A, Service
California Tax-Free Money Market Trust	Single Class

*	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class.

Cash Investment Money Market Fund	Institutional, Service
Government Money Market Fund[1]	A, Institutional, Service
Liquidity Reserve Money Market Fund[2]	Single Class
Minnesota Money Market Fund	A
Money Market Fund	A, B
Money Market Trust	Single Class
National Tax-Free Money Market Fund[3]	A, Institutional, Service
National Tax-Free Money Market Trust	Single Class
Overland Express Sweep Fund	Single Class
Prime Investment Money Market Fund[4]	Institutional, Service
Treasury Plus Money Market Fund[5]	A, Institutional, Service
100% Treasury Money Market Fund	A, Service

Effective 2/24/2003
Equity Index Fund	A, B
International Equity Fund	A, B, C, Administrator
Mid Cap Growth Fund	A, B, C
Small Cap Opportunities Fund	Administrator
Specialized Health Sciences Fund	A, B, C
Specialized Technology Fund	A, B, C

Effective 2/28/2003
Inflation-Protected Bond Fund	A, B, C, Administrator

Effective 3/3/2003
Outlook Today Fund	A, B, C, Administrator, Institutional
Outlook 2010 Fund	A, B, C, Administrator, Institutional
Outlook 2020 Fund	A, B, C, Administrator, Institutional
Outlook 2030 Fund	A, B, C, Administrator, Institutional
Outlook 2040 Fund	A, B, C, Administrator, Institutional

[1]	Effective as of the close of business on July 25, 2003: (i) Institutional Class shares of the Government Money Market Fund were established, and (ii) the existing Institutional Class shares of the Government Institutional Money Market Fund were merged into the newly created Institutional Class shares of the Government Money Market Fund.
[2]	On November 2, 2004, the Board of Trustees approved the removal of the Investor Class designation from the Liquidity Reserve Money Market Fund.
[3]	Effective as of the close of business on July 25, 2003: (i) Class A shares of the National Tax-Free Institutional Money Market Fund were established, (ii) the existing Class A shares of the National Tax-Free Money Market Fund were merged into the newly created Class A shares of the National Tax-Free Institutional Money Market Fund, and (iii) the name of the National Tax-Free Institutional Money Market Fund was changed to National Tax-Free Money Market Fund.
[4]	Effective as of the close of business on July 25, 2003: (i) Institutional Class shares of the Prime Investment Money Market Fund were established, and (ii) the existing Institutional Class shares of the Prime Investment Institutional Money Market Fund were merged into the newly created Institutional Class shares of the Prime Investment Money Market Fund.
[5]	Effective as of the close of business on July 25, 2003: (i) Class A shares of the Treasury Plus Institutional Money Market Fund were established, (ii) the existing Class A shares of the Treasury Plus Money Market Fund were merged into the newly created Class A shares of the Treasury Plus Institutional Money Market Fund, and (iii) the name of the Treasury Plus Institutional Money Market Fund was changed to Treasury Plus Money Market Fund.

Effective 3/24/2003

Diversified Bond Fund	Administrator
Diversified Equity Fund	A, B, C, Administrator
Diversified Small Cap Fund	Administrator
Equity Income Fund	A, B, C, Administrator
Growth Balanced Fund	A, B, C, Administrator
Growth Equity Fund	A, B, C, Administrator
Index Fund	Administrator
Large Cap Appreciation Fund	A, B, C, Administrator
Large Company Growth Fund	A, B, C, Administrator, Institutional
Moderate Balanced Fund	Administrator
Small Company Growth Fund	Administrator
Small Company Value Fund	A, B, C, Administrator
Stable Income Fund	A, B, Administrator
Aggressive Allocation Fund	Administrator
Conservative Allocation Fund	Administrator
WealthBuilder Equity Portfolio	Single Class
WealthBuilder Growth Balanced Portfolio	Single Class
WealthBuilder Tactical Equity Portfolio	Single Class

Effective 6/9/2003
Emerging Markets Focus Fund	A, B, C, Administrator
Institutional Emerging Markets Fund	Institutional
Short Duration Government Bond Fund	A, B, C, Administrator
Small Cap Growth Fund	A, B, C, Administrator
Total Return Bond Fund	A, B, C, Administrator, Institutional

Effective 6/30/2003
Stable Income Fund	C

Effective 7/31/2003
Cash Investment Money Market Fund	Administrator
Government Money Market Fund	Administrator

Effective 8/29/2003
Equity Value Fund	A, B, C, Administrator

Effective 10/31/2003
International Value Fund	A

Effective 1/30/2004
National Limited-Term Tax-Free Fund	A, B, C
Moderate Balanced Fund	A, B, C
Small Company Growth Fund	A, B, C

Effective 7/26/2004
C&B Large Cap Value Fund	A, B, C, D, Administrator, Institutional
C&B Mid Cap Value Fund	A, B, C, D, Administrator, Institutional
Value Fund	A, B, C, Investor, Administrator

Effective 10/1/2004
WealthBuilder Conservative Allocation Portfolio	Single Class
WealthBuilder Growth Allocation Portfolio	Single Class
WealthBuilder Moderate Balanced Portfolio	Single Class

Effective 4/11/2005
Asia Pacific Fund	Investor
Balanced Fund	Investor
Capital Growth Fund	Administrator, Institutional, Investor
Common Stock Fund	A, B, C, Z
Corporate Bond Fund	Advisor, Institutional, Investor
Discovery Fund	Administrator, Investor
Dividend Income Fund	Administrator, Investor
Endeavor Large Cap Fund	A, B, C
Endeavor Select Fund	A, B, C, Administrator, Institutional
Enterprise Fund	Administrator, Advisor, Institutional, Investor
Government Securities Fund	C, Administrator, Advisor, Institutional, Investor
Growth Equity Fund	Institutional
Growth Fund	C, Administrator, Advisor, Institutional, Investor
Growth and Income Fund	Administrator, Advisor, Institutional, Investor
Heritage Money Market Fund	Administrator, Institutional
High Income Fund	Advisor, Institutional, Investor
Index Fund	Investor
Intermediate Tax-Free Fund	Investor
International Core Fund	A, B, C, Administrator
International Value	B, C, Administrator
Large Cap Growth Fund	Investor
Large Company Core Fund	A, B, C, Z, Administrator
Large Company Growth Fund	Z
Life Stage—Aggressive Portfolio	Investor Class
Life Stage—Conservative Portfolio	Investor Class
Life Stage—Moderate Portfolio	Investor Class
Mid Cap Disciplined Fund	Administrator, Institutional, Investor
Mid Cap Growth Fund	Z
Minnesota Tax-Free Fund	C, Z
Money Market Fund	Investor
Municipal Bond Fund	A, B, C, Administrator, Investor

Municipal Money Market Fund	Investor
National Tax-Free Money Market Fund	Administrator
Opportunity Fund	Administrator, Advisor, Investor
Overseas Fund	Institutional, Investor
Short Duration Government Bond Fund	Institutional
Short-Term Bond Fund	Advisor, Institutional, Investor
Short-Term High Yield Bond Fund	Advisor, Investor
Short-Term Municipal Bond Fund	C, Investor
Small Cap Disciplined Fund	Administrator, Institutional, Investor
Small Cap Growth Fund	Z, Institutional
Small Cap Value Fund	A, B, C, Z
Small/Mid Cap Value Fund	Administrator, Investor
Specialized Technology Fund	Z
Strategic Income Fund	A, B, C
Total Return Bond Fund	Z
Ultra-Short Duration Bond Fund	A, B, C, Z
Ultra Short-Term Income Fund	Administrator, Advisor, Institutional, Investor
Ultra Short-Term Municipal Income Fund	Advisor, Institutional, Investor
U.S. Value Fund	A, B, C, Z, Administrator
Wisconsin Tax-Free Fund	C, Investor

To be Effective upon Fund Launch
Strategic Small Cap Value Fund[6]	A, C, Administrator

WELLS FARGO MASTER TRUST

Names of Portfolios	Existing Classes

Effective 3/24/2003
Disciplined Growth Portfolio	Single Class
Equity Income Portfolio	Single Class
Index Portfolio	Single Class
International Core Portfolio	Single Class
Large Cap Appreciation Portfolio	Single Class
Large Company Growth Portfolio	Single Class
Managed Fixed Income Portfolio	Single Class
Small Cap Index Portfolio	Single Class
Small Company Growth Portfolio	Single Class
Small Company Value Portfolio	Single Class
Stable Income Portfolio	Single Class
Tactical Maturity Bond Portfolio	Single Class

[6]	On February 8, 2006, the Board of Trustees approved the establishment of Strategic Small Cap Value Fund, which is expected to commence operations in 2006.

Effective 8/29/2003
Equity Value Portfolio	Single Class

Effective 10/31/2003
International Value Portfolio	Single Class

Effective 10/6/2004
International Growth Portfolio	Single Class
International Index Portfolio	Single Class

Effective 12/6/2004
C&B Large Cap Value Portfolio	Single Class

Effective 7/25/05
Inflation-Protected Bond Portfolio	Single Class
Total Return Bond Portfolio	Single Class

Effective 1/31/06
Strategic Small Cap Value Portfolio	Single Class

WELLS FARGO VARIABLE TRUST[7]

Names of Portfolios	Existing Classes

Effective 1/13/2003
VT Asset Allocation Fund	Single Class
VT C&B Large Cap Value Fund	Single Class
VT Equity Income Fund	Single Class
VT International Core Fund	Single Class
VT Large Company Core Fund	Single Class
VT Large Company Growth Fund	Single Class
VT Money Market Fund	Single Class
VT Small Cap Growth Fund	Single Class
VT Total Return Bond Fund	Single Class

Effective 4/11/2005
VT Discovery Fund	Single Class
VT Small/Mid Cap Value Fund	Single Class
VT Opportunity Fund	Single Class

Exhibit A amended: February 8, 2006

[7]	On February 8, 2006, the Board of Trustees approved name changes to the Wells Fargo Variable Trust portfolios, which will become effective May 2006.

The foregoing exhibit is agreed to as of February 8, 2006 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

/s/ C. David Messman
Name:	C. David Messman
Title:	Secretary

WELLS FARGO MASTER TRUST

/s/ C. David Messman
Name:	C. David Messman
Title:	Secretary

WELLS FARGO VARIABLE TRUST

/s/ C. David Messman
Name:	C. David Messman
Title:	Secretary

PFPC INC.

/s/ Neal J. Andrews
Name:	Neal J. Andrews
Title: